Exhibit 99.1
Bottomline Technologies Reports First Quarter Results
Strong Subscriptions Revenue Growth Highlights First Quarter

PORTSMOUTH, N.H. - November 8, 2019 - Bottomline Technologies (Nasdaq:EPAY), a leading provider of financial technology that helps make complex business payments simple, smart and secure, today reported financial results for the first quarter ended September 30, 2019.
Subscriptions revenue was $80.1 million for the first quarter, up 15%, or 16% on a constant currency basis, as compared to the first quarter of last year. Subscriptions revenue was 74% of total revenues, up 6 percentage points from 68% a year prior. Total revenues for the first quarter were $108.2 million. Constant currency growth is calculated as discussed in the “Non-GAAP Financial Measures” section that follows.
GAAP net loss for the first quarter was $1.4 million, which was -1% of overall revenue. GAAP net loss per share was $0.03 in the first quarter.

Adjusted EBITDA for the first quarter was $23.6 million, which was 22% of overall revenue. Core earnings per share was $0.30 for the first quarter. Adjusted EBITDA and core earnings per share are calculated as discussed in the “Non-GAAP Financial Measures” section that follows.
“Bottomline delivered strong results in the first quarter with 16% growth in subscriptions revenue on a constant currency basis,” said Rob Eberle, CEO. “We have a large market opportunity and a leading product set which we are continuing to advance. We’ve targeted 15-20% subscriptions revenue growth per year, and our backlog, pipeline and predictable business model give us a high degree of confidence in achieving our goals. Our business results and market leadership position us to drive sustained business results and shareholder value for years to come.”

Fiscal Quarter Customer Highlights:

•
32 organizations selected Paymode-X to provide AP automation, increase cyber security and earn cash rebates, including a leading major e-commerce company, a leading furniture manufacturer, several large healthcare providers and two wellknown universities.

•	4 banks selected Bottomline’s banking solutions platforms to help them compete and grow their corporate and business banking franchises by deploying innovative digital capabilities.

•	3 organizations, including Arch Insurance and Northbridge Insurance, chose Bottomline's legal spend management solutions to automate, manage and control their legal spend.

•	Companies such as Currencycloud, Vive and Avaloq AG selected Bottomline’s Financial Messaging solution to improve operating efficiencies and optimize the effectiveness of their financial transactions.

First Quarter Strategic Corporate Highlights

•
Announced the launch of its Digital Banking IQ Intelligent Engagement suite, which empowers banks to engage intelligently with customers, deliver a unified digital experience, and acquire, deepen and grow profitable relationships. Bottomline’s Digital Banking IQ delivers a comprehensive set of integrated solutions, including payments and cash management, payment fraud and risk management, account opening and onboarding, and relationship development, as well as a standards-based Open Banking API platform that enables innovation and collaboration.

•
Awarded Software Partner of the Year 2019 by Avaloq, a leader in core banking software and SaaS technology solutions for banks and wealth managers. Bottomline was selected due to its excellence in execution and the ease and speed with which customers migrated to Bottomline’s hosted environment.

•	The Board of Directors authorized a $50 million share repurchase program.

•
Launched enhancements to the Paymode-X platform including a network payment score for each payment that leverages the history of payments across our entire network to significantly improve security for our payers, as well as further capabilities for invoice automation leveraging artificial intelligence (AI).

Non-GAAP Financial Measures

We have presented supplemental non-GAAP financial measures as part of this earnings release. The presentation of this non-GAAP financial information should not be considered in isolation from, or as a substitute for, our financial results presented in accordance with GAAP. Core net income, core earnings per share, constant currency information, adjusted EBITDA and adjusted EBITDA as a percent of revenue are all non-GAAP financial measures.

Core net income and core earnings per share exclude certain items, specifically amortization of acquisition related intangible assets, stock-based compensation, acquisition and integration-related expenses, restructuring related costs, minimum pension liability adjustments, non-core charges associated with certain debt instruments, global enterprise resource planning (ERP) system implementation and other costs and other non-core or nonrecurring benefits or expenses that may arise from time to time.

Non-core charges associated with our debt instruments consist of amortization of debt issuance costs. Acquisition and integration-related expenses include legal and professional fees and other direct transaction costs associated with business and asset acquisitions, costs associated with integrating acquired businesses, including costs for transitional employees or services and integration related professional services costs and other incremental charges we incur as a direct result of acquisition and integration efforts. Global ERP system implementation and other costs relate to direct and incremental costs incurred in connection with our multi-phase implementation of a new, global ERP solution and the related technology infrastructure and costs related to our implementation of the new revenue recognition standard under US GAAP.

Periodically, such as in periods that include significant foreign currency volatility, we present certain metrics on a “constant currency” basis, to show the impact of period to period results normalized for the impact of foreign currency rate changes. We calculate constant currency information by translating prior period financial results using current period foreign exchange rates.

Adjusted EBITDA and adjusted EBITDA as a percent of revenue represent our GAAP net income or loss, adjusted for charges related to interest expense, income taxes, depreciation and amortization and other charges, as noted in the reconciliation that follows.

We believe that these supplemental non-GAAP financial measures are useful to investors because they allow for an evaluation of the company with a focus on the performance of its core operations, including more meaningful comparisons of financial results to historical periods and to the financial results of less acquisitive peer and competitor companies. Our executive management team uses these same non-GAAP financial measures internally to assess the ongoing performance of the company. Additionally, the same non-GAAP information is used for planning purposes, including the preparation of operating budgets and in communications with our board of directors with respect to our core financial performance. Since this information is not a GAAP measurement of financial performance, there are material limitations to its usefulness on a stand-alone basis, including the lack of comparability of this presentation to the GAAP financial results of other companies.

Non-GAAP Financial Measures (Continued)

Reconciliation of Core Net Income

A reconciliation of core net income to GAAP net loss for the three months ended September 30, 2019 and 2018 is as follows:

	Three Months Ended September 30,
	2019	2018
	(in thousands)
GAAP net loss	$(1,367)	$(918)
Amortization of acquisition-related intangible assets	4,950	5,326
Stock-based compensation plan expense	11,044	12,342
Acquisition and integration-related expenses	1,697	883
Restructuring expense (benefit)	(25)	577
Minimum pension liability adjustments	42	(75)
Amortization of debt issuance costs	103	104
Global ERP system implementation and other costs	224	1,581
Other non-core benefit	(14)	(237)
Tax effects on non-GAAP income	(3,955)	(6,007)
Core net income	$12,699	$13,576
Reconciliation of Diluted Core Earnings per Share
A reconciliation of our diluted core earnings per share to our GAAP basic and diluted net loss per share for the three months ended September 30, 2019 and 2018 is as follows:

	Three Months Ended September 30,
	2019	2018
GAAP basic and diluted net loss per share	$(0.03)	$(0.02)
Plus:
Amortization of acquisition-related intangible assets	0.12	0.13
Stock-based compensation plan expense	0.26	0.30
Acquisition and integration-related expenses	0.04	0.02
Global ERP system implementation and other costs	0.01	0.04
Restructuring expense (benefit)	—	0.01
Other non-core benefit	—	(0.01)
Tax effects on non-GAAP income	(0.10)	(0.14)
Diluted core earnings per share	$0.30	$0.33

Non-GAAP Financial Measures (Continued)

A reconciliation of our non-GAAP weighted average shares used in computing diluted core earnings per share to our GAAP weighted average shares used in computing basic and diluted net loss per share for the three months ended September 30, 2019 and 2018 is as follows:

	Three Months Ended September 30,
	2019	2018
	(in thousands)
Numerator:
Core net income	$12,699	$13,576
Denominator:
Weighted average shares used in computing basic and diluted net loss per share for GAAP	41,487	39,689
Impact of dilutive securities (shares related to conversion feature on convertible senior notes, stock options, warrants, restricted stock awards and employee stock purchase plan) (1)	256	1,897
Weighted average shares used in computing diluted core earnings per share	41,743	41,586

(1)	These securities are dilutive on a GAAP basis in periods where we report GAAP net income. These securities are anti-dilutive on a GAAP basis in periods where we report GAAP net loss.

Constant Currency Reconciliation

The table below is a comparative summary of our total revenues and our subscriptions revenues shown with a constant currency growth rate:

	Three Months Ended September 30,		% Increase
	2019	2018	GAAP Growth Rate	Impact from Currency	Constant Currency Growth Rates (1)
	(in thousands)
Subscriptions revenues	$80,066	$69,768	15%	1%	16%
Total Revenues	108,176	102,437	6%	1%	7%

(1)
Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. We calculate constant currency information by translating prior-period results using current period GAAP foreign exchange rates.

Non-GAAP Financial Measures (Continued)

Reconciliation of Adjusted EBITDA

A reconciliation of our adjusted EBITDA to GAAP net loss for the three months ended September 30, 2019 and 2018 is as follows:

	Three Months Ended September 30,
	2019	2018
	(in thousands)
GAAP net loss	$(1,367)	$(918)
Adjustments:
Other expense, net of pension adjustments	965	965
Provision for (benefit from) income taxes	3	(1,334)
Depreciation and amortization	6,092	5,640
Amortization of acquisition-related intangible assets	4,950	5,326
Stock-based compensation plan expense	11,044	12,342
Acquisition and integration-related expenses	1,697	883
Restructuring expense (benefit)	(25)	577
Global ERP system implementation and other costs	224	1,581
Other non-core benefit	$(14)	$—
Adjusted EBITDA	$23,569	$25,062

Adjusted EBITDA as a percent of Revenue

A reconciliation of GAAP net loss as a percent of revenue to adjusted EBITDA as a percent of revenue for the three months ended September 30, 2019 and 2018 is as follows:

	Three Months Ended September 30,
	2019	2018
GAAP net loss as a percent of revenue	(1%)	(1%)
Adjustments:
Other expense, net of pension adjustments	1%	1%
Provision for (benefit from) income taxes	0%	(1%)
Depreciation and amortization	6%	5%
Amortization of acquisition-related intangible assets	5%	5%
Stock-based compensation plan expense	10%	12%
Acquisition and integration-related expenses	1%	1%
Restructuring expense (benefit)	0%	1%
Global ERP system implementation and other costs	0%	1%
Adjusted EBITDA as a percent of revenue	22%	24%

About Bottomline Technologies

Bottomline Technologies (Nasdaq: EPAY) helps make complex business payments simple, smart, and secure. Corporations and banks rely on us for state of the art domestic and international payments, efficient cash management, payment processing, bill review, and fraud detection, behavioral analytics and regulatory compliance solutions. Thousands of corporations around the world benefit from Bottomline solutions. Headquartered in Portsmouth, NH, Bottomline delights customers through offices across the U.S., Europe, and Asia-Pacific. For more information visit www.bottomline.com.

Bottomline Technologies, Paymode-X and the BT logo are trademarks of Bottomline Technologies (de), Inc. which are registered in certain jurisdictions. All other brand/product names are trademarks of their respective holders.

In connection with this earning’s release and our associated conference call, we will be posting additional material financial information (such as financial results, non-GAAP financial projections and non-GAAP to GAAP reconciliations) within the “Investors” section of our website at www.bottomline.com/us/about/investors.

Cautionary Language

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements reflecting our expectations about our ability to execute on our strategic plans, achieve future growth and profitability, achieve financial targets, expand margins and increase shareholder value. Any statements that are not statements of historical fact (including but not limited to statements containing the words “believes,” “plans,” “anticipates,” “expects,” “look forward”, “confident”, “estimates,” “targeted” and similar expressions) should be considered to be forward-looking statements. Actual results may differ materially from those indicated by such forwardlooking statements as a result of various important factors including, among others, competition, market demand, technological change, strategic relationships, recent acquisitions, international operations and general economic conditions. For additional discussion of factors that could impact Bottomline Technologies' operational and financial results, refer to our Form 10-K for the fiscal year ended June 30, 2019 and the subsequently filed Form 10-Q’s and Form 8-K’s or amendments thereto. Any forwardlooking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date. We do not assume any obligation to update any forward-looking statements.

Media Contact:
Rick Booth
Bottomline Technologies
603.501.6270
rbooth@bottomline.com

Bottomline Technologies
Unaudited Condensed Consolidated Statement of Operations
(in thousands, except per share amounts)

	Three Months Ended September 30,
	2019	2018
Revenues:
Subscriptions	$80,066	$69,768
Software licenses	2,576	4,512
Service and maintenance	24,825	27,405
Other	709	752
Total revenues	108,176	102,437
Cost of revenues:
Subscriptions	32,765	31,669
Software licenses	161	231
Service and maintenance	13,053	12,706
Other	516	524
Total cost of revenues	46,495	45,130
Gross profit	61,681	57,307
Operating expenses:
Sales and marketing	25,688	23,022
Product development and engineering	18,349	16,565
General and administrative	13,345	13,865
Amortization of acquisition-related intangible assets	4,950	5,326
Total operating expenses	62,332	58,778
Loss from operations	(651)	(1,471)
Other expense, net	(713)	(781)
Loss before income taxes	(1,364)	(2,252)
Income tax (provision) benefit	(3)	1,334
Net loss	$(1,367)	$(918)
Basic and diluted net loss per share:	$(0.03)	$(0.02)
Shares used in computing basic and diluted net loss per share:	41,487	39,689

Bottomline Technologies
Unaudited Condensed Consolidated Balance Sheets
(in thousands)
	September 30,	June 30,
	2019	2019
ASSETS
Current assets:
Cash, cash equivalents and marketable securities	$94,888	$99,705
Cash and cash equivalents, held for customers	7,069	5,637
Accounts receivable	65,409	77,285
Other current assets	33,043	30,434
Total current assets	200,409	213,061
Property and equipment, net	60,528	54,541
Operating lease right-of-use assets, net	25,224	—
Goodwill and intangible assets, net	365,145	374,450
Other assets	28,090	27,177
Total assets	$679,396	$669,229
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$11,569	$10,947
Accrued expenses and other current liabilities	41,336	33,945
Customer account liabilities	7,069	5,637
Deferred revenue	63,213	75,097
Total current liabilities	123,187	125,626
Borrowings under credit facility	110,000	110,000
Deferred revenue, non-current	15,870	17,062
Operating lease liabilities, non-current	21,993	—
Deferred income taxes	8,652	10,345
Other liabilities	24,758	26,819
Total liabilities	304,460	289,852
Stockholders' equity
Common stock	47	47
Additional paid-in-capital	733,312	721,438
Accumulated other comprehensive loss	(49,972)	(43,593)
Treasury stock	(135,701)	(127,095)
Accumulated deficit	(172,750)	(171,420)
Total stockholders' equity	374,936	379,377
Total liabilities and stockholders' equity	$679,396	$669,229